Other Provisions	12 Months Ended
Dec. 31, 2018
Other provisions [abstract]
Other Provisions

12.	Other provisions

Current and non-current other provisions report the following changes:

Other current provisions

in EUR thousands	01.01.2018	Utilization	Released	Added	Translation difference	31.12.2018
Outstanding invoices	393	262	34	840	7	944
Costs for financial statements and auditing	143	141	2	224	-	224
Provisions for litigation costs, current	-	-	-	1,696	-	1,696
Other provisions	26	-	-	1	-	27
Total current provisions	562	403	36	2,761	7	2,891

Other non-current provisions

EUR thousands	01.01.2018	Utilized	Released	Added	Translation difference	31.12.2018
Provisions for litigation costs, non-current	-	-	-	1,545	-	1,545
Other non-current provisions	-	-	-	1,545	-	1,545

Other provisions concern various individually identifiable risks and contingent liabilities. Provisions classified as current are expected to lead to an outflow of economic benefits prospectively within the subsequent financial year and the non-current provisions prospectively within 2 years.

The companies included in the consolidated financial statements of Biofrontera AG are exposed to several threatened or pending legal proceedings, the outcome of which either cannot be determined or cannot be predicted due to the uncertainty associated with such legal proceedings. The claims asserted against Biofrontera were not carried as liabilities, as the Management Board asserts that claims cannot be estimated or probable to be incurred.

In 2018, a total of EUR 3,241 thousand was accrued for costs to defend against litigation in connection with pending proceedings in the U.S. and Germany.

In March 2018, DUSA Pharmaceuticals Inc. (“DUSA”) filed a lawsuit in the District Court of Massachusetts against Biofrontera AG and its subsidiaries alleging infringement of its patents No. 9,723,991 and No. 8,216,289 by the sale of BF-RhodoLED® in the U.S.. In July 2018, DUSA amended its lawsuit to add claims for misappropriation of trade secrets, interference with contractual relations, and deceptive and unfair trade practices.

Although management believes that these claims lack merit and intends to defend them vigorously, we cannot guarantee that we will succeed.

The court largely rejected a motion by DUSA for a preliminary injunction, but ordered Biofrontera not to use documents or documents derived from other documents originating from DUSA. Although the court has made a preliminary determination that DUSA is reasonably likely to prevail over its non-patent claims, the court’s ruling is not final and Biofrontera continues to vigorously challenge DUSA’s allegations. In addition, Biofrontera filed motions for inter partes review with the Patent Trial and Appeal Board (PTAB) to invalidate the patents. On 26 February 2019, the PTAB issued decisions finding a reasonable likelihood of success on invalidity arguments for some claims, but nonetheless denying institution of the review petitions because the PTAB disagreed on the remainder of the claims.

We have incurred, and except to continue to incur, significant costs in defending these claims. In addition to internal human resources, we also mandate U.S. lawyers to defend the claims and we expect to have to divert significant employee resources, including management resources, to defend the claims.